Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY
QUARTERLY TREND ANALYSIS OF REVENUES
(Unaudited, dollars in millions)

Revenues	2017							2018							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
United States	$2,738	$2,865	$5,603	$2,864	$8,467	$2,891	$11,358	$2,778							1%	1%	—	—
Europe	1,146	1,188	2,334	1,262	3,596	1,392	4,988	1,406							23%	23%	15%	15%
Rest of the World	925	963	1,888	970	2,858	1,019	3,877	873							(6)%	(6)%	3%	3%
Other	120	128	248	158	406	147	553	136							13%	13%	N/A	N/A
Total	$4,929	$5,144	$10,073	$5,254	$15,327	$5,449	$20,776	$5,193							5%	5%	4%	4%

% of Revenues	2017							2018
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
United States	55.5%	55.7%	55.6%	54.5%	55.2%	53.1%	54.7%	53.5%
Europe	23.3%	23.1%	23.2%	24.0%	23.5%	25.5%	24.0%	27.1%
Rest of the World	18.8%	18.7%	18.7%	18.5%	18.6%	18.7%	18.7%	16.8%
Other	2.4%	2.5%	2.5%	3.0%	2.7%	2.7%	2.6%	2.6%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

BRISTOL-MYERS SQUIBB COMPANY
EARNINGS FROM OPERATIONS
(Unaudited, dollars and shares in millions except per share data)

	2017							2018							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net product sales	$4,580	$4,770	$9,350	$4,862	$14,212	$5,046	$19,258	$4,972							9%	9%
Alliance and other revenues	349	374	723	392	1,115	403	1,518	221							(37)%	(37)%
Total Revenues	$4,929	$5,144	$10,073	$5,254	$15,327	$5,449	$20,776	$5,193							5%	5%

Cost of products sold	1,265	1,568	2,833	1,579	4,412	1,680	6,092	1,584							25%	25%
Marketing, selling and administrative	1,085	1,178	2,263	1,158	3,421	1,312	4,733	980							(10)%	(10)%
Research and development	1,303	1,675	2,978	1,559	4,537	1,937	6,474	1,250							(4)%	(4)%
Other income (net)	(679)	(572)	(1,251)	(225)	(1,476)	(178)	(1,654)	(400)							(41)%	(41)%
Total Expenses	2,974	3,849	6,823	4,071	10,894	4,751	15,645	3,414							15%	15%

Earnings Before Income Taxes	$1,955	$1,295	$3,250	$1,183	$4,433	$698	$5,131	$1,779							(9)%	(9)%
Provision for Income Taxes	429	373	802	327	1,129	3,027	4,156	284							(34)%	(34)%
Net Earnings/(Loss)	$1,526	$922	$2,448	$856	$3,304	$(2,329)	$975	$1,495							(2)%	(2)%
Net Earnings/(Loss) Attributable to Noncontrolling Interest	(48)	6	(42)	11	(31)	(1)	(32)	9							**	**
Net Earnings/(Loss) Attributable to BMS	$1,574	$916	$2,490	$845	$3,335	$(2,328)	$1,007	$1,486							(6)%	(6)%

Diluted Earnings/(Loss) per Common Share*	$0.94	$0.56	$1.50	$0.51	$2.02	$(1.42)	$0.61	$0.91							(3)%	(3)%
Average Common Shares Outstanding - Diluted	1,671	1,650	1,660	1,645	1,655	1,635	1,652	1,640							(2)%	(2)%
Dividends declared per common share	$0.39	$0.39	$0.78	$0.39	$1.17	$0.40	$1.57	$0.40							3%	3%

	2017							2018
% of Total Revenues	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Gross Margin	74.3%	69.5%	71.9%	69.9%	71.2%	69.2%	70.7%	69.5%

Other Ratios
Effective tax rate	21.9%	28.8%	24.7%	27.6%	25.5%	433.7%	81.0%	16.0%

Other income (net)	2017							2018							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Interest expense	$45	$52	$97	$48	$145	$51	$196	$46							2%	2%
Investment income	(26)	(29)	(55)	(32)	(87)	(39)	(126)	(36)							38%	38%
Equity investment gains	(7)	(5)	(12)	(5)	(17)	(11)	(28)	(15)							**	**
Provision for restructuring	164	15	179	28	207	86	293	20							(88)%	(88)%
Litigation and other settlements	(484)	(5)	(489)	—	(489)	2	(487)	—							(100)%	(100)%
Equity in net income of affiliates	(18)	(20)	(38)	(21)	(59)	(16)	(75)	(24)							33%	33%
Divestiture (gains)/losses	(127)	—	(127)	1	(126)	(38)	(164)	(45)							(65)%	(65)%
Royalties and licensing income	(199)	(685)	(884)	(209)	(1,093)	(258)	(1,351)	(367)							84%	84%
Transition and other service fees	(7)	(13)	(20)	(12)	(32)	(5)	(37)	(4)							(43)%	(43)%
Pension and postretirement	1	3	4	(12)	(8)	35	27	(11)							**	**
Intangible asset impairment	—	—	—	—	—	—	—	64							N/A	N/A
Equity investment impairment	—	—	—	—	—	5	5	—							—	—
Loss on debt redemption	—	109	109	—	109	—	109	—							—	—
Other	(21)	6	(15)	(11)	(26)	10	(16)	(28)							33%	33%
	$(679)	$(572)	$(1,251)	$(225)	$(1,476)	$(178)	$(1,654)	$(400)							(41)%	(41)%

*	Quarterly amounts may not add to the year-to-date totals due to rounding of individual calculations.
**	In excess of +/- 100%

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT
FOR THE PERIOD ENDED MARCH 31, 2018
(Unaudited, dollars in millions)

QUARTER-TO-DATE	2018	2017	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2018 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX
Revenues	$5,193	$4,929	$264	5%	$201	$4,992	4%	1%
Gross profit	3,609	3,664	(55)	(2)%	N/A	N/A	N/A	N/A
Gross profit excluding specified items (a)	3,622	3,664	(42)	(1)%	N/A	N/A	N/A	N/A

Gross profit excluding specified items as a % of revenues	69.7%	74.3%

Marketing, selling and administrative	980	1,085	(105)	(10)%	(35)	945	(3)%	(13)%
Marketing, selling and administrative excluding specified items (a)	979	1,085	(106)	(10)%	(35)	944	(3)%	(13)%

Marketing, selling and administrative excluding specified items as a % of revenues	18.9%	22.0%

Research and development	1,250	1,303	(53)	(4)%	(22)	1,228	(2)%	(6)%
Research and development excluding specified items (a)	1,170	1,106	64	6%	(16)	1,154	(2)%	4%

Research and development excluding specified items as a % of revenues	22.5%	22.4%

(a)	Refer to the Specified Items schedule for further details.

*	Foreign exchange impacts were derived by applying the prior period average currency rates to the current period sales and expenses.

BRISTOL-MYERS SQUIBB COMPANY
WORLDWIDE REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2017							2018							Growth $		% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Opdivo	$1,127	$1,195	$2,322	$1,265	$3,587	$1,361	$4,948	$1,511							$384	$384	34%	34%
Eliquis	1,101	1,176	2,277	1,232	3,509	1,363	4,872	1,506							405	405	37%	37%
Orencia(a)	535	650	1,185	632	1,817	662	2,479	593							58	58	11%	11%
Sprycel	463	506	969	509	1,478	527	2,005	438							(25)	(25)	(5)%	(5)%
Yervoy	330	322	652	323	975	269	1,244	249							(81)	(81)	(25)%	(25)%
Empliciti	53	55	108	60	168	63	231	55							2	2	4%	4%
Established Brands
Baraclude	282	273	555	264	819	233	1,052	225							(57)	(57)	(20)%	(20)%
Sustiva Franchise(b)	184	188	372	183	555	174	729	84							(100)	(100)	(54)%	(54)%
Reyataz Franchise	193	188	381	174	555	143	698	124							(69)	(69)	(36)%	(36)%
Hepatitis C Franchise(c)	162	112	274	73	347	59	406	3							(159)	(159)	(98)%	(98)%
Other Brands	499	479	978	539	1,517	595	2,112	405							(94)	(94)	(19)%	(19)%

Total	$4,929	$5,144	$10,073	$5,254	$15,327	$5,449	$20,776	$5,193							$264	$264	5%	5%

(a)	Includes Orencia SubQ revenues of $295 million and $244 million for the three months ended March 31, 2018 and 2017, respectively.
(b)	The Sustiva Franchise includes sales of Sustiva, BMS's share of Atripla revenues in Europe, and U.S. Atripla royalty revenue beginning January 1, 2018.
(c)	Includes Daklinza (daclatasvir) and Sunvepra (asunaprevir) revenues.

BRISTOL-MYERS SQUIBB COMPANY
U.S. REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2017							2018							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Opdivo	$761	$768	$1,529	$778	$2,307	$795	$3,102	$938							23%	23%
Eliquis	699	703	1,402	717	2,119	768	2,887	885							27%	27%
Orencia(a)	362	449	811	432	1,243	461	1,704	385							6%	6%
Sprycel	247	281	528	278	806	299	1,105	214							(13)%	(13)%
Yervoy	243	245	488	239	727	181	908	162							(33)%	(33)%
Empliciti	36	37	73	39	112	39	151	37							3%	3%
Established Brands
Baraclude	14	12	26	14	40	13	53	10							(29)%	(29)%
Sustiva Franchise(b)	153	161	314	157	471	151	622	10							(93)%	(93)%
Reyataz Franchise	88	87	175	85	260	67	327	51							(42)%	(42)%
Hepatitis C Franchise(c)	42	30	72	24	96	13	109	5							(88)%	(88)%
Other Brands	93	92	185	101	286	104	390	81							(13)%	(13)%

Total(d)	$2,738	$2,865	$5,603	$2,864	$8,467	$2,891	$11,358	$2,778							1%	1%

(a)	Includes Orencia SubQ revenues of $165 million and $146 million for the three months ended March 31, 2018 and 2017, respectively.
(b)	In 2018, U.S. Sustiva Franchise revenues include sales of Sustiva only.
(c)	Includes revenues of Daklinza (daclastasvir) only.
(d)	Includes United States and Puerto Rico.

BRISTOL-MYERS SQUIBB COMPANY
INTERNATIONAL REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2017							2018							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Opdivo	$366	$427	$793	$487	$1,280	$566	$1,846	$573							57%	57%
Eliquis	402	473	875	515	1,390	595	1,985	621							54%	54%
Orencia	173	201	374	200	574	201	775	208							20%	20%
Sprycel	216	225	441	231	672	228	900	224							4%	4%
Yervoy	87	77	164	84	248	88	336	87							—	—
Empliciti	17	18	35	21	56	24	80	18							6%	6%
Established Brands
Baraclude	268	261	529	250	779	220	999	215							(20)%	(20)%
Sustiva Franchise(a)	31	27	58	26	84	23	107	74							**	**
Reyataz Franchise	105	101	206	89	295	76	371	73							(30)%	(30)%
Hepatitis C Franchise(b)	120	82	202	49	251	46	297	(2)							**	**
Other Brands	406	387	793	438	1,231	491	1,722	324							(20)%	(20)%

Total(c)	$2,191	$2,279	$4,470	$2,390	$6,860	$2,558	$9,418	$2,415							10%	10%

**	In excess of +/- 100%
(a)	The Sustiva Franchise includes BMS's share of Atripla revenues in Europe, and U.S. Atripla royalty revenue beginning January 1, 2018.
(b)	Includes Daklinza (daclatasvir) and Sunvepra (asunaprevir) revenues.
(c)	When adjusted for foreign exchange impact, total revenues increased 1% for the first quarter.

BRISTOL-MYERS SQUIBB COMPANY
SPECIFIED ITEMS
(Unaudited, dollars in millions)

	2017							2018
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Impairment charges	$—	$127	$127	$1	$128	$18	$146	$10
Accelerated depreciation and other shutdown costs	—	3	3	—	3	—	3	3
Cost of products sold	—	130	130	1	131	18	149	13

Marketing, selling and administrative	—	—	—	—	—	1	1	1

License and asset acquisition charges	50	393	443	310	753	377	1,130	60
IPRD impairments	75	—	75	—	75	—	75	—
Site exit costs and other	72	96	168	64	232	151	383	20
Research and development	197	489	686	374	1,060	528	1,588	80

Equity investment gains	—	—	—	—	—	—	—	(15)
Provision for restructuring	164	15	179	28	207	86	293	20
Litigation and other settlements	(481)	—	(481)	—	(481)	—	(481)	—
Divestiture gains	(100)	—	(100)	—	(100)	(26)	(126)	(43)
Royalties and licensing income	—	(497)	(497)	—	(497)	—	(497)	(50)
Pension charges	33	36	69	22	91	71	162	31
Intangible asset impairment	—	—	—	—	—	—	—	64
Loss on debt redemption	—	109	109	—	109	—	109	—
Other income (net)	(384)	(337)	(721)	50	(671)	131	(540)	7

Increase/(decrease) to pretax income	(187)	282	95	425	520	678	1,198	101

Income taxes on specified items	72	20	92	(41)	51	(138)	(87)	(8)
Income taxes attributed to U.S. tax reform	—	—	—	—	—	2,911	2,911	—
U.S. tax reform provisional amount adjustment	—	—	—	—	—	—	—	(32)
Income taxes	72	20	92	(41)	51	2,773	2,824	(40)

Increase/(decrease) to net earnings	(115)	302	187	384	571	3,451	4,022	61

Noncontrolling interest	(59)	—	(59)	—	(59)	—	(59)	—

Increase/(decrease) to net earnings used for diluted Non-GAAP EPS calculation	$(174)	$302	$128	$384	$512	$3,451	$3,963	$61

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF CERTAIN GAAP LINE ITEMS TO CERTAIN NON-GAAP LINE ITEMS
(Unaudited, dollars in millions)

	2017							2018
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Gross Profit	$3,664	$3,576	$7,240	$3,675	$10,915	$3,769	$14,684	$3,609
Specified items (a)	—	130	130	1	131	18	149	13
Gross profit excluding specified items	3,664	3,706	7,370	3,676	11,046	3,787	14,833	3,622

Marketing, selling and administrative	1,085	1,178	2,263	1,158	3,421	1,312	4,733	980
Specified items (a)	—	—	—	—	—	(1)	(1)	(1)
Marketing, selling and administrative excluding specified items	1,085	1,178	2,263	1,158	3,421	1,311	4,732	979

Research and development	1,303	1,675	2,978	1,559	4,537	1,937	6,474	1,250
Specified items (a)	(197)	(489)	(686)	(374)	(1,060)	(528)	(1,588)	(80)
Research and development excluding specified items	1,106	1,186	2,292	1,185	3,477	1,409	4,886	1,170

Other income (net)	(679)	(572)	(1,251)	(225)	(1,476)	(178)	(1,654)	(400)
Specified items (a)	384	337	721	(50)	671	(131)	540	(7)
Other income (net) excluding specified items	(295)	(235)	(530)	(275)	(805)	(309)	(1,114)	(407)

(a)	Refer to the Specified Items schedule for further details.

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF GAAP TO NON-GAAP EPS
(Unaudited, dollars in millions)

	2017							2018
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Earnings before income taxes	$1,955	$1,295	$3,250	$1,183	$4,433	$698	$5,131	$1,779
Specified items(a)	(187)	282	95	425	520	678	1,198	101
Earnings before income taxes excluding specified items	1,768	1,577	3,345	1,608	4,953	1,376	6,329	1,880

Provision for income taxes	429	373	802	327	1,129	3,027	4,156	284
Tax on specified items(a)	72	20	92	(41)	51	(138)	(87)	(8)
Income taxes attributed to U.S. tax reform(a)	—	—	—	—	—	2,911	2,911	—
U.S. tax reform provisional amount adjustment(a)	—	—	—	—	—	—	—	(32)
Provision for income taxes excluding tax on specified items and income taxes attributed to U.S. tax reform	357	353	710	368	1,078	254	1,332	324

Net Earnings/(Loss) Attributable to Noncontrolling Interest	(48)	6	(42)	11	(31)	(1)	(32)	9
Specified items(a)	(59)	—	(59)	—	(59)	—	(59)	—
Net Earnings/(Loss) Attributable to Noncontrolling Interest excluding specified items	11	6	17	11	28	(1)	27	9

Net Earnings/(Loss) Attributable to BMS used for Diluted EPS Calculation - GAAP	1,574	916	2,490	845	3,335	(2,328)	1,007	1,486
Specified items(a)	(174)	302	128	384	512	3,451	3,963	61
Net Earnings Attributable to BMS used for Diluted EPS Calculation excluding specified items - Non-GAAP	1,400	1,218	2,618	1,229	3,847	1,123	4,970	1,547

Weighted-average Common Shares Outstanding - Diluted- GAAP	1,671	1,650	1,660	1,645	1,655	1,635	1,652	1,640
Weighted-average Common Shares Outstanding - Diluted- Non-GAAP	1,671	1,650	1,660	1,645	1,655	1,642	1,652	1,640

Diluted Earnings/(Loss) Per Share - GAAP	$0.94	$0.56	$1.50	$0.51	$2.02	$(1.42)	$0.61	$0.91
Diluted Earnings/(Loss) Per Share Attributable to Specified Items	(0.10)	0.18	0.08	0.24	0.30	2.10	2.40	0.03
Diluted Earnings Per Share - Non-GAAP	$0.84	$0.74	$1.58	$0.75	$2.32	$0.68	$3.01	$0.94

Effective Tax Rate	21.9%	28.8%	24.7%	27.6%	25.5%	433.7%	81.0%	16.0%
Specified items (a)	(1.7)%	(6.4)%	(3.5)%	(4.7)%	(3.7)%	(415.2)%	(60.0)%	1.2%
Effective Tax Rate excluding specified items	20.2%	22.4%	21.2%	22.9%	21.8%	18.5%	21.0%	17.2%

(a)	Refer to the Specified Items schedule for further details. Effective tax rate on the Specified Items represents the difference between the GAAP and Non-GAAP effective tax rate.

BRISTOL-MYERS SQUIBB COMPANY
SELECTED BALANCE SHEET INFORMATION
(Unaudited, dollars in millions)

	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
Cash and cash equivalents	$3,910	$3,470	$4,644	$5,421	$5,342
Marketable securities - current	2,199	3,035	2,478	1,391	1,428
Marketable securities - non-current	2,685	2,580	2,526	2,480	2,252
Cash, cash equivalents and marketable securities	8,794	9,085	9,648	9,292	9,022

Short-term debt obligations	(1,197)	(1,306)	(1,461)	(987)	(1,925)
Long-term debt	(7,237)	(6,911)	(6,982)	(6,975)	(5,775)
Net cash position	$360	$868	$1,205	$1,330	$1,322

BRISTOL-MYERS SQUIBB COMPANY
2018 FULL YEAR PROJECTED DILUTED EPS FROM OPERATIONS
EXCLUDING PROJECTED SPECIFIED ITEMS

	Full Year 2018

	Pre-tax	Tax	After-tax
Projected Diluted Earnings Attributable to Shareholders per Common Share - GAAP			$2.70 to $2.80

Projected Specified Items:
Restructuring, accelerated depreciation and other exit costs (1)	0.14	0.03	0.11
Divestiture gains and licensing income	(0.14)	(0.04)	(0.10)
Research and development license and asset acquisition charges	0.71	0.13	0.58
Pension charges	0.07	0.01	0.06
Other	0.03	0.03	—
Total	0.81	0.16	0.65

Projected Diluted Earnings Attributable to Shareholders per Common Share - Non-GAAP			$3.35 to $3.45

(1) Includes items recognized in Cost of products sold, Research and development and Other income (net).

The following table summarizes the company's 2018 financial guidance:

Line item	GAAP	Non-GAAP

Gross margin as a percent of revenue	Approximately 70%	Approximately 70%

Marketing, selling and administrative expense	Decreasing in the low- to mid-single digit range	Decreasing in the low- to mid-single digit range

Research and development expense	Increasing in the low-single digits	Increasing in the high-single digits

Effective tax rate	Between 17%-18%	Between 17%-18%

The GAAP financial results for the full year 2018 will include specified items, including charges associated with restructuring, downsizing and streamlining worldwide operations, gains on divestitures and equity investments, license and asset acquisition charges, pension charges and other specified items that have not yet been identified and quantified, including litigation and other settlements, licensed asset impairments and finalization of the deemed repatriation tax, among other items. For a fuller discussion of items that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol-Myers Squibb Reports First Quarter 2018 Financial Results, April 26, 2018 including “2018 Financial Guidance” and “Use of non-GAAP Financial Information” therein.